Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Wesley W. von Schack, Chairman, President & Chief Executive Officer, and Robert D. Kump, Vice President, Controller & Chief Accounting Officer, of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Annual Report on Form 10-K for the year ended December 31, 2005 (the "'Report"'), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.
Date: March 1, 2006	/s/Wesley W. von Schack Wesley W. von Schack Chairman, President & Chief Executive Officer
/s/Robert D. Kump Robert D. Kump Vice President, Controller & Chief Accounting Officer